UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

New York	0-15502	13-3238402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Crossways Park Drive, Woodbury, New York	11797
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 677-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2005, Comverse Technology, Inc. (the “Company”), a New York corporation, entered into an indenture (the “Indenture”) with JPMorgan Chase Bank, N.A., as trustee (the “Trustee”), in connection with the Company’s offer to exchange (the “Exchange Offer”) its Zero Yield Puttable Securities (ZYPSSM) due May 15, 2023 (the “Existing ZYPS”) for New Zero Yield Puttable Securities (ZYPSSM) due May 15, 2023 (the “New ZYPS”). In the Exchange Offer, $417,690,000 aggregate principal amount, representing approximately 99.5% of the Existing ZYPS, were exchanged for $417,690,000 aggregate principal amount of the New ZYPS, which New ZYPS were issued under the Indenture on January 26, 2005. A description of the material terms of the New ZYPS under the heading “Description of the New ZYPS” in the Company’s Prospectus dated January 21, 2005, filed hereto as Exhibit 99.1, is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The response to Item 1.01 above is incorporated herein.

Item 7.01 Regulation FD Disclosure.

On January 26, 2005, the Company announced the completion of its exchange offer for its Zero Yield Puttable Securities. The announcement was made by means of a press release, the text of which is set forth in Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of January 26, 2005, between Comverse Technology, Inc. and JPMorgan Chase Bank, N.A., as Trustee.

4.2	Global security representing New Zero Yield Puttable Securities (ZYPSSM) Due May 15, 2023.

99.1	Description of the New ZYPS (incorporated by reference to the section entitled “Description of the New ZYPS” in the Company’s Prospectus dated January 21, 2005 filed with the Securities and Exchange Commission on January 21, 2005 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended).

99.2	Press Release, dated January 26, 2005.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

By:	/s/ David Kreinberg
Name:	David Kreinberg
Title:	Executive Vice President and Chief Financial Officer

Dated: January 26, 2005

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of January 26, 2005, between Comverse Technology, Inc. and JPMorgan Chase Bank, N.A., as Trustee.

4.2	Global security representing New Zero Yield Puttable Securities (ZYPSSM) Due May 15, 2023.

99.1	Description of the New ZYPS (incorporated by reference to the section entitled “Description of the New ZYPS” in the Company’s Prospectus dated January 21, 2005 filed with the Securities and Exchange Commission on January 21, 2005 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended).

99.2	Press Release, dated January 26, 2005.